February, 29th 2012 Creation of a Leading Global Strategic Alliance Exhibit 99.2

Forward Looking Statements In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned,” “outlook” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our suppliers’ ability to deliver parts, systems and components at such times to allow us to meet production schedules; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to continue to attract new customers, particularly for our new products. GM's most recent annual report on Form 10-K provides information about these and other factors, which we may revise or supplement in future reports to the SEC. 2

February, 29th 2012 Forward Looking Statements This document was prepared by Peugeot S.A. for the sole purpose of the February [29], 2012 presentation. This document is confidential and must be treated confidentially by attendees at the presentation. The information contained in this document has not been independently verified. No representation or warranty, express or implied, is made as to, and no reliance should be placed upon, the fairness, accuracy, completeness or correctness of the information or opinions contained in this document and Peugeot S.A., as well as its affiliates, directors, advisors, employees and representatives accept no responsibility in this respect. This document contains certain statements that are forward-looking. These statements refer in particular to Peugeot S.A. management’s business strategies, its expansion and growth of operations, forecasts, future events, trends or objectives which are naturally subject to risks and contingencies that may lead to actual results materially differing from those explicitly or implicitly included in these statements and generally all statements preceded by, followed by or that include the words “believe”, “expect”, “project”, “anticipate”, “seek”, “estimate” or similar expressions. Such forward-looking statements are not guarantees of future performance. Peugeot S.A., as well as its affiliates, directors, advisors, employees and representatives, expressly disclaim any liability whatsoever for such forward-looking statements. Information relating to such risks and contingencies are included in the documents filed by Peugeot S.A. with the Autorité des marchés financiers (the "AMF") and other information made publicly available by Peugeot S.A.. Peugeot S.A. does not undertake to update or revise the forward-looking statements that may be presented in this document to reflect new information, future events or for any other reason and any opinion expressed in this presentation is subject to change without notice. This document does not constitute an offer or invitation to sell or purchase, or any solicitation of any offer to purchase or subscribe for, any rights or shares of Peugeot S.A. Neither this document, nor any part of it, shall form the basis of, or be relied upon in connection with, any contract or commitment whatsoever. This document is solely for your information on a confidential basis and may not be reproduced, redistributed or sent, in whole or in part, to any other person, including by email or by any other means of electronic communication. In particular, neither this document nor any copy of it may be taken, transmitted or distributed, directly or indirectly, in the United States, Canada, Japan or Australia. The distribution of this document in other jurisdictions may be restricted by law and persons into whose possession this document comes should make themselves aware of the existence of, and observe, any such restrictions. Peugeot S.A. securities have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. 3

February, 29th 2012 KEY MESSAGES 4 • GM and PSA Peugeot Citroën establish a long-term broad-scale alliance structured around two pillars: – Sharing of select vehicle platforms, components and modules – Global purchasing joint venture • Total synergies estimated at $2 billion annually expected within approximately 5 years, limited benefits expected in first two years • Beyond the primary pillars, alliance creates a flexible foundation that allows companies to pursue other areas of cooperation • Alliance enhances but does not replace either company’s independent efforts to return their European operations to sustainable profitability • Long-term strategic alliance, as evidenced by capital raising by PSA Peugeot Citroën and GM investment in PSA Peugeot Citroën

February, 29th 2012 COMPONENTS OF GLOBAL STRATEGIC ALLIANCE 5 • Create global purchasing joint venture • Share Capex and R&D for select platforms, components and modules • Potential for further cooperation • Economic benefits of Alliance expected in several forms: – Ability to offer products that would not have been economically viable if done separately; also resulting in potential growth opportunities – Direct savings related to areas such as purchasing and logistics – Synergies expected to be shared about evenly between parties • Partners to remain operating as separate entities - PSA Peugeot Citroën and GM brands remain independent • PSA Peugeot Citroën to raise approximately €1bn through a capital increase, including an investment from Peugeot Family Group, to fund strategic investments – GM to acquire a 7% stake in PSA Peugeot Citroën

February, 29th 2012 JOINT GLOBAL PURCHASING PLATFORM 6 • Combined annual purchasing volumes of approximately $125 billion – Combined global scale of GM and PSA Peugeot Citroën creates volume base significantly larger than next closest OEM • Creation of purchasing JV to coordinate processes – Leverage combined expertise – Purchasing power of combined volumes and shared platforms and modules on global basis – One global lead buyer per commodity / component – Operations under same process and metrics with strong global alignment • Synergies in Logistics: establish a commercial cooperation between GM and Gefco in certain territories

February, 29th 2012 GLOBAL SCALE EFFECT 7 Global OEMs by 2011 Sales Volume (million cars) (1), 100% of Chinese JV included Source : IHS Global Insight 0 1 2 3 4 5 6 7 8 9 10 GM VW Toyota Renault- Nissan Hyundai Ford Fiat- Chrysler PSA Honda Suzuki BMW Daimler

February, 29th 2012 SHARING OF PLATFORMS AND COMPONENTS 8 * 2011 million units production • Initial focus on small and midsize passenger cars, MPVs and crossovers • Joint development of common platform for low emission vehicles considered • First Alliance product expected to be launched by 2016 • Multiple joint project teams working from day one to implement • Potential further platform cooperation across the product spectrum • Platform sharing enables global applications – Also expected to permit both companies to execute Europe specific programs with scale and improved cost effectiveness – Initial focus is to reach agreement on B (2.3M units) and D (1.6M units) segments, which would result in global segment(s) leadership as well as strong positions in Europe and Latin America

February, 29th 2012 ALLIANCE GOVERNANCE 9 • Steering Committee with 4 senior representatives from each partner – Comprised of senior leadership members of both companies – Overall responsibility for the operational implementation of the Alliance – Establish teams to execute day-to-day operations • Key Agreements expected to be completed and operational in H2 2012

February, 29th 2012 CONCLUSION: STRONG BENEFITS FOR BOTH PARTNERS EXPECTED  Scale for both partners globally and in European specific vehicles anticipated  Ability for both partners to broaden product offering at optimized costs Increased Scale  Total synergies estimated at $2B annually within approximately five years  Flexibility for other opportunities of cooperation globally and in other segments Significant Synergies  Alliance synergies plus individual standalone plans in Europe expected to lead to long-term sustainable profitability in region for both companies Strengthen Both Partners 10